Table of Contents

Letter from the Chairman ............  1
Portfolio Manager's Overview   ......  2
Portfolio Manager's Profile .........  3
Fund Facts   ........................  4
Performance Summary   ...............  4
Portfolio Concentration  ............  6
Portfolio of Investments ............  7
Financial Statements  ............... 11
Notes to Financial Statements  ...... 18
Trustees and Officers    ............ 25



[shaded box]

Highlights

[bullet] For the six months ended May 31, 1997, Class A shares of the Fund provided a total return at net asset value of 10.31%, Class B shares 9.83%, and Class I shares 9.54%.

[bullet] While the Fund was overweighted in technology, which was one of the best-performing sectors of the Standard & Poor's 500 Composite Index, it was underweighted in consumer staples and health care, which were also top-performing sectors.

[bullet] Leisure, our largest sector, is focused on lodging, in which room prices reflect the tight supply outlook. While we see some signs of a possible end to this cycle, we believe near-term fundamentals are positive.

[bullet] Technology, our second-largest sector, is focused on franchise software companies trading at what we view as reasonable prices relative to their expected growth rates.

Letter from the Chairman

[Photo of A. Keith Brodkin]

Dear Shareholders:

After more than six years of expansion, the U.S. economy is experiencing another year of growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. The U.S. economy exhibited a great deal of strength in the first quarter of 1997, growing at an annualized rate of 5.8%. This pace would clearly lead to inflationary pressures were it to continue, as could the ongoing tightness in the labor market. Moreover, there is reason for caution as a result of the continuing high level of consumer debt and rising personal bankruptcies. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% to 2-1/2% in 1997, with the strength of the first quarter moderating as we move through the balance of the year.

We continue to urge U.S. equity investors to remain cautious for 1997. Just as the slowdown in corporate earnings growth and the increases in interest rates in 1996 raised some near-term concerns, further interest-rate increases and the fear of an acceleration of inflation have added some volatility to the stock market in 1997. However, while the U.S. equity market enjoyed several years without a major correction, we would like to point out that such downturns are a natural part of the investment environment and, when they end, they often result in more attractive valuations for stocks.

We appreciate your support and welcome any questions or comments you may have.


Respectfully,


/s/ A. Keith Brodkin


A. Keith Brodkin
Chairman and President

June 12, 1997

Portfolio Manager's Overview


[Photo of John F. Brennan, Jr.]


Dear Shareholders:

For the six months ended May 31, 1997, Class A shares of the Fund provided a total return of 10.31%, Class B shares 9.83%, and Class I shares 9.54%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 13.18% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

 Over the past six months, the three best-performing sectors of the S&P 500 were consumer staples, which gained 19.5%; technology, which advanced 18.6%; and health care, which was up 15.9%. The worst-performing sector was basic materials, which gained 6.5%. The Fund was significantly underweighted in consumer staples, with 4.9% of equities invested versus 12.6% for the S&P 500; overweighted in technology (14.6% versus 12.9%); and underweighted in health care (9.9% versus 11.2%).

 Leisure, our largest sector, is focused on the lodging industry, in which room prices continue to react favorably to the tight supply outlook. While we are beginning to see several warning signs that may be indicating the end of this cycle, we believe near-term fundamentals continue to be positive.

 Technology, our second-largest sector, is primarily focused on franchise software companies trading at what we view as reasonable prices relative to their respective growth rates. We try to take advantage of periods of uncertainty and establish positions at what we see as attractive valuations relative to long-term prospects. Two recent examples include Synopsys and Computer Associates. Both of these software companies have significant leadership positions in attractive markets, but their stock prices have been depressed by short-term earnings concerns. In each case we were able to establish significant holdings at what we believe are excellent long-term valuations.

 Our largest holding, ADT Ltd., has recently agreed to merge in a pooling transaction with Tyco International. The surviving entity will be Tyco International, and we expect significant earnings leverage going forward as cost savings are realized.

 Our outlook for the balance of the year is cautious. With stock market valuations at record levels and with the recent uptick in interest rates, we believe the market is vulnerable to any negative news. We are, therefore, positioned conservatively.

Respectfully,


/s/ John F. Brennan, Jr.


John F. Brennan, Jr.
Portfolio Manager


[shaded box]

Portfolio Manager's Profile

John F. Brennan, Jr., has been a member of the MFS investment staff since 1985. A graduate of the University of Rhode Island and the Stanford University Graduate School of Business Administration, he began his career at MFS as an industry specialist and was promoted to Assistant Vice President - Investments in 1987, Vice President - Investments in 1988, and Senior Vice President in 1995. Mr. Brennan became Portfolio Manager of MFS(R) Capital Growth Fund in 1995.

[shaded box]

Fund Facts

Strategy:                The Fund seeks to provide growth of capital by
                         investing generally in companies believed to possess above-average growth opportunities.

Commencement of
investment operations:   Class A:  September 7, 1993
                         Class B:  December 29, 1986
                         Class I:  January 2, 1997

Size:                    $603.6 million net assets as of May 31, 1997




Performance Summary

Because mutual funds like MFS Capital Growth Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, and Class I shares for the applicable time periods.


Average Annual and Cumulative Total Rates of Return as of May 31, 1997

Class A Investment Results
(net asset value change including reinvested distributions)


                              6 Months     1 Year      5 Years    10 Years
                              --------     -------    --------   --------
Cumulative Total Return         +10.31%     +15.23%   +107.96%   +221.28%
----------------------------  --------     -------    --------   --------
Average Annual Total Return         --      +15.23%   + 15.77%   + 12.38%
----------------------------  --------     -------    --------   --------
SEC Results                         --      + 8.62%   + 14.41%   + 11.72%
----------------------------  --------     -------    --------   --------

Class B Investment Results
(net asset value change including reinvested distributions)


                              6 Months   1 Year    5 Years   10 Years
                              --------   -------   --------  ---------
Cumulative Total Return         +9.83%   +14.28%   +100.96%   +210.58%
----------------------------  -------    -------   --------   --------
Average Annual Total Return        --    +14.28%   + 14.98%   + 12.00%
----------------------------  -------    -------   --------   --------
SEC Results                        --    +10.71%   + 14.75%   + 12.00%
----------------------------  -------    -------   --------   --------

Class I Investment Results
(net asset value change including reinvested distributions)


                              6 Months   1 Year    5 Years   10 Years
                              --------   -------   --------  ---------
Cumulative Total Return         +9.54%   +13.98%   +100.44%   +209.75%
----------------------------  -------    -------   --------   --------
Average Annual Total Return        --    +13.98%   + 14.92%   + 11.97%
----------------------------  -------    -------   --------   --------

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 5.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class A share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the commencement of offering of Class A shares. Because operating expenses attributable to Class B shares are greater than those of Class A shares, Class A share performance generally would have been higher than Class B share performance. The Class B share performance included within the Class A share SEC performance has been adjusted to reflect the maximum sales charge generally applicable to Class A shares rather than the CDSC generally applicable to Class B shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class B shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class B share performance. The Class B share performance included in the Class I share performance has been adjusted to reflect the fact that Class I shares have no CDSC.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

Portfolio Concentration as of May 31, 1997

Top 10 Holdings

ADT Ltd.
Commercial and residential security company

Promus Hotel Corp.
Hotel operator

Rite Aid Corp.
U.S. drug store chain

Harrah's Entertainment, Inc.
Gaming operator in several states

Tyco International Ltd.
Manufacturer of fire protection, packaging, and electronic equipment

Bristol-Myers Squibb Co.
Pharmaceutical products company

Computer Associates International, Inc.
Computer software company

Sybase, Inc.
Online software and services company

Hilton Hotels Corp.
U.S. hotel company


McDonnell Douglas Corp.
Commercial and defense aircraft manufacturer




Largest Sectors


<GRAPHIC OMITTED>










For a more complete breakdown, refer to the Portfolio of Investments.

Portfolio of Investments (Unaudited) - May 31, 1997


Stocks - 85.8%
--------------------------------------------------------------------------------

Issuer                                         Shares           Value
--------------------------------------------------------------------------------
U.S. Stocks - 76.9%
 Aerospace - 4.3%
   AlliedSignal, Inc.                           37,200     $ 2,855,100
   Lockheed-Martin Corp.                       121,000      11,328,625
   McDonnell Douglas Corp.                     180,000      11,587,500
                                                           ------------
                                                           $25,771,225
--------------------------------------------------------------------------------
 Automotive - 0.1%
   Autoliv Inc.*                                15,788     $   588,103
--------------------------------------------------------------------------------
 Banks and Credit Companies - 0.4%
   Wells Fargo & Co.                             9,733     $ 2,564,646
--------------------------------------------------------------------------------
 Building - 1.0%
   Newport News Shipbuilding, Inc.             355,400     $ 5,908,525
--------------------------------------------------------------------------------
 Business Services - 6.4%
   ADT Ltd.*                                   951,200     $27,703,700
   Computer Sciences Corp.*                     63,900       4,944,262
   First Data Corp.                            146,200       5,848,000
                                                           ------------
                                                           $38,495,962
--------------------------------------------------------------------------------
 Cellular Telephones - 1.2%
   Telephone & Data Systems, Inc.              187,300     $ 7,269,581
--------------------------------------------------------------------------------
 Chemicals - 1.8%
   du Pont (E.I.) de Nemours & Co., Inc.        79,300     $ 8,633,787
   Morton International, Inc.                   64,000       2,064,000
                                                           ------------
                                                           $10,697,787
--------------------------------------------------------------------------------
 Computer Software - Systems - 6.9%
   BMC Software, Inc.*                          68,100     $ 3,685,913
   Compaq Computer Corp.*                       56,000       6,062,000
   Computer Associates International, Inc.     245,200      13,424,700
   Compuware Corp.*                            127,700       5,922,087
   Sybase, Inc.*                               770,900      12,286,219
                                                           ------------
                                                           $41,380,919
--------------------------------------------------------------------------------
 Consumer Goods and Services - 6.5%
   Colgate-Palmolive Co.                        69,200     $ 4,290,400
   Gillette Co.                                 47,800       4,248,225
   Hertz Corp., "A"*                             6,200         212,350
   Philip Morris Cos., Inc.                    233,300      10,265,200
   Tyco International Ltd.                     282,000      17,907,000
   UST, Inc.                                    91,300       2,602,050
                                                           ------------
                                                           $39,525,225
--------------------------------------------------------------------------------
 Containers - 0.6%
   Stone Container Corp.                       254,600     $ 3,500,750
--------------------------------------------------------------------------------
 Electronics - 4.0%
   Analog Devices, Inc.*                        73,900     $ 1,976,825
   Atmel Corp.*                                 54,000       1,552,500
   Intel Corp.                                  46,600       7,059,900
   Kulicke & Soffa Industries, Inc.*           128,800       4,347,000
   Sony Corp.                                   28,400       2,421,100

--------------------------------------------------------------------------------

Issuer                                                  Shares           Value
--------------------------------------------------------------------------------
U.S. Stocks - continued
 Electronics - continued
   Teradyne, Inc.*                                      101,900     $ 4,177,900
   Texas Instruments, Inc.                               25,900       2,327,762
                                                                    ------------
                                                                    $23,862,987
--------------------------------------------------------------------------------
 Entertainment - 4.6%
   Clear Channel Communications, Inc.*                  169,000     $ 8,935,875
   Harrah's Entertainment, Inc.*                      1,002,200      18,665,975
                                                                    ------------
                                                                    $27,601,850
--------------------------------------------------------------------------------
 Financial Institutions - 3.4%
   American Express Co.                                  65,100     $ 4,524,450
   Federal Home Loan Mortgage Corp.                     198,700       6,557,100
   Union Planters Corp.                                 197,000       9,308,250
                                                                    ------------
                                                                    $20,389,800
--------------------------------------------------------------------------------
 Forest and Paper Products - 1.0%
   Kimberly-Clark Corp.                                  77,400     $ 3,879,675
   Unisource Worldwide, Inc.                            109,800       1,907,775
                                                                    ------------
                                                                    $ 5,787,450
--------------------------------------------------------------------------------
 Insurance - 6.3%
   Chubb Corp.                                           97,600     $ 5,953,600
   CIGNA Corp.                                           34,800       6,046,500
   Conseco, Inc.                                         44,400       1,776,000
   Hartford Financial Services Group                     79,900       6,232,200
   Hartford Life, Inc.*                                   5,600         187,600
   PennCorp Financial Group, Inc.                       243,100       8,295,788
   Progressive Corp.                                    122,900       9,724,462
                                                                    ------------
                                                                    $38,216,150
--------------------------------------------------------------------------------
 Machinery - 1.0%
   Stewart & Stevenson Services, Inc.                   216,000     $ 5,778,000
--------------------------------------------------------------------------------
 Medical and Health Products - 4.0%
   American Home Products Corp.                          69,700     $ 5,314,625
   Boston Scientific Corp.*                              36,600       1,953,525
   Bristol-Myers Squibb Co.                             205,420      15,072,692
   McKesson Corp.                                        27,400       2,058,425
                                                                    ------------
                                                                    $24,399,267
--------------------------------------------------------------------------------
 Medical and Health Technology and Services - 2.1%
   St. Jude Medical, Inc.*                              163,400     $ 5,535,175
   United Healthcare Corp.                              129,800       7,333,700
                                                                    ------------
                                                                    $12,868,875
--------------------------------------------------------------------------------
 Oils - 1.0%
   Mobil Corp.                                              200     $    27,975
   Texaco, Inc.                                          57,900       6,318,338
                                                                    ------------
                                                                    $ 6,346,313
--------------------------------------------------------------------------------
 Photographic Products - 1.2%
   Eastman Kodak Co.                                     84,900     $ 7,036,088
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Issuer                                                 Shares            Value
--------------------------------------------------------------------------------
U.S. Stocks - continued
 Railroads - 1.2%
   Burlington Northern Santa Fe Railway Co.             36,100     $  2,996,300
   Wisconsin Central Transportation Corp.*             115,100        4,157,988
                                                                   -------------
                                                                   $  7,154,288
--------------------------------------------------------------------------------
 Restaurants and Lodging - 7.7%
   Hilton Hotels Corp.                                 417,600     $ 11,797,200
   Host Marriott Corp.*                                486,800        8,579,850
   Promus Hotel Corp.*                                 721,550       26,065,994
                                                                   -------------
                                                                   $ 46,443,044
--------------------------------------------------------------------------------
 Stores - 5.0%
   CVS Corp.                                           174,800     $  8,368,550
   Rite Aid Corp.                                      429,600       19,976,400
   Staples, Inc.*                                       85,600        1,883,200
                                                                   -------------
                                                                   $ 30,228,150
--------------------------------------------------------------------------------
 Supermarkets - 0.3%
   Safeway, Inc.*                                       36,500     $  1,642,500
--------------------------------------------------------------------------------
 Telecommunications - 1.2%
   3Com Corp.*                                          93,700     $  4,544,450
   Ascend Communications, Inc.*                         53,000        2,954,750
                                                                   -------------
                                                                   $  7,499,200
--------------------------------------------------------------------------------
 Utilities - Electric - 1.2%
   CMS Energy Corp.                                     85,200     $  2,864,850
   Illinova Corp.                                      214,400        4,690,000
                                                                   -------------
                                                                   $  7,554,850
--------------------------------------------------------------------------------
 Utilities - Telephone - 2.5%
   MCI Communications Corp.                            236,900     $  9,091,037
   Sprint Corp.                                        124,500        6,084,938
                                                                   -------------
                                                                   $ 15,175,975
--------------------------------------------------------------------------------
Total U.S. Stocks                                                  $463,687,510
--------------------------------------------------------------------------------
Foreign Stocks - 8.9%
 France - 0.9%
   Union des Assurances Federales S.A. (Insurance)      46,400     $  5,641,827
--------------------------------------------------------------------------------
 Ireland - 0.7%
   Elan Corp., PLC, ADR (Health Products)*              95,200     $  3,879,400
--------------------------------------------------------------------------------
 Netherlands - 0.5%
   Asm Lithography Holdings (Machinery)*                60,000     $  3,033,304
--------------------------------------------------------------------------------
 Portugal - 0.5%
   Banco Totta E Acores (Banks and Credit Cos.)##      195,100     $  2,784,722
--------------------------------------------------------------------------------
 South Korea - 0.5%
   Korea Mobile Telecommunications
     (Utilities - Telephone)                             5,233     $  3,228,782
--------------------------------------------------------------------------------
 Switzerland - 1.2%
   Novartis AG (Pharmaceuticals)                         5,400     $  7,340,177
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Issuer                                                  Shares            Value
--------------------------------------------------------------------------------
Foreign Stocks - continued
 United Kingdom - 4.6%
   ASDA Group PLC (Retail)                           3,158,000     $  6,211,909
   British Petroleum PLC, ADR (Oils)                    62,415        9,042,373
   Danka Business Systems, ADR (Business Services)     117,400        4,710,675
   PowerGen PLC (Utilities - Electric)*                259,010        2,959,246
   Smithkline Beecham PLC, ADR (Health Products)        29,500        2,581,250
   Storehouse PLC (Retail)                             688,700        2,455,393
                                                                  -------------
                                                                   $ 27,960,846
--------------------------------------------------------------------------------
Total Foreign Stocks                                               $ 53,869,058
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $430,080,522)                       $517,556,568
--------------------------------------------------------------------------------
Short-Term Obligations - 13.0%
--------------------------------------------------------------------------------
                                              Principal Amount
                                                 (000 Omitted)
--------------------------------------------------------------------------------
Federal Farm Credit Bank, due 06/03/97                $  9,315     $  9,312,216
Federal Farm Credit Bank, due 06/11/97                   3,540        3,534,739
Federal Home Loan Bank, due 06/19/97                     5,270        5,255,811
Federal Home Loan Mortgage Corp., due 06/04/97           7,620        7,616,539
Federal Home Loan Mortgage Corp., due 06/05/97           3,840        3,837,679
Federal Home Loan Mortgage Corp., due 06/19/97           2,330        2,323,738
Federal Home Loan Mortgage Corp., due 06/24/97           7,600        7,573,829
Federal National Mortgage Assn., due 06/06/97            6,300        6,295,266
Federal National Mortgage Assn., due 06/16/97              865          863,039
Federal National Mortgage Assn., due 06/20/97            3,510        3,499,904
Federal National Mortgage Assn., due 06/27/97           13,880       13,826,169
General Electric Capital Corp., due 06/02/97             6,675        6,673,961
General Electric Capital Corp., due 06/13/97             7,895        7,880,526
--------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $ 78,493,416
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $508,573,938)                  $596,049,984

Other Assets, Less Liabilities - 1.2%                                 7,510,736
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                $603,560,720
--------------------------------------------------------------------------------

 *Non-income producing security.
##SEC Rule 144A restriction.


See notes to financial statements

Financial Statements
Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------


May 31, 1997
-------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $508,573,938)                                 $596,049,984
  Cash                                                                                         5,586
  Receivable for investments sold                                                          6,087,651
  Receivable for Fund shares sold                                                          2,419,261
  Dividends and interest receivable                                                          388,765
  Other assets                                                                                 6,128
                                                                                        -------------
    Total assets                                                                        $604,957,375
                                                                                        =============
Liabilities:
  Payable for investments purchased                                                     $    351,568
  Payable for Fund shares reacquired                                                         448,561
  Net payable for forward currency exchange contracts                                         68,843
  Payable to affiliates -
   Management fee                                                                             24,650
   Administrative fee                                                                            495
   Shareholder servicing agent fee                                                             4,263
   Distribution fee                                                                          271,649
  Accrued expenses and other liabilities                                                     226,626
                                                                                        -------------
    Total liabilities                                                                   $  1,396,655
                                                                                        -------------
Net assets                                                                              $603,560,720
                                                                                        =============
Net assets consist of:
  Paid-in capital                                                                       $480,755,320
  Unrealized appreciation on investments and translation of assets and liabilities
   in foreign currencies                                                                  87,407,923
  Accumulated undistributed net realized gain on investments and foreign
   currency transactions                                                                  35,555,939
  Accumulated net investment loss                                                           (158,462)
                                                                                        -------------
    Total                                                                               $603,560,720
                                                                                        =============
Shares of beneficial interest outstanding                                                39,238,514
                                                                                        =============
Class A shares:
  Net asset value per share
  (net assets of $184,232,426 [divided by] 12,001,455 shares of beneficial interest
   outstanding)                                                                          $15.35
                                                                                        =============
  Offering price per share (100 [divided by] 94.25)                                      $16.29
                                                                                        =============
Class B shares:
  Net asset value and offering price per share
   (net assets $419,327,790 [divided by] 27,237,026 shares of beneficial interest
   outstanding)                                                                          $15.40
                                                                                        =============
Class I shares:
  Net asset value, offering price, and redemption price per share
   (net assets of $503.75 [divided by] 32.80 shares of beneficial interest               $15.36
    outstanding)                                                                        =============


On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.


See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------


Six Months Ended May 31, 1997
--------------------------------------------------------------------------
Net investment income:
  Income -
   Dividends                                                                   $ 2,991,999
   Interest                                                                      2,217,664
                                                                               -----------
    Total investment income                                                    $ 5,209,663
                                                                               -----------
  Expenses -
   Management fee                                                              $ 2,179,038
   Trustees' compensation                                                           26,335
   Administrative fee                                                               22,060
   Shareholder servicing agent fee                                                 313,997
   Shareholder servicing agent fee (Class A)                                        19,079
   Shareholder servicing agent fee (Class B)                                        79,824
   Distribution and service fee (Class A)                                          204,252
   Distribution and service fee (Class B)                                        2,087,899
   Custodian fee                                                                   145,018
   Postage                                                                          61,914
   Printing                                                                         29,423
   Auditing fees                                                                    15,097
   Legal fees                                                                        1,835
   Miscellaneous                                                                   207,090
                                                                               -----------
    Total expenses                                                             $ 5,392,861
   Fees paid indirectly                                                            (68,797)
                                                                               -----------
    Net expenses                                                               $ 5,324,064
                                                                               -----------
     Net investment loss                                                       $  (114,401)
                                                                               -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
   Investment transactions                                                     $35,844,471
   Foreign currency transactions                                                   (40,626)
                                                                               -----------
    Net realized gain on investments and foreign currency transactions         $35,803,845
                                                                               -----------
  Change in unrealized appreciation (depreciation) -
   Investments                                                                 $19,091,867
   Translation of assets and liabilities in foreign currencies                     (70,544)
                                                                               -----------
    Net unrealized gain on investments and foreign currency translation        $19,021,323
                                                                               -----------
    Net realized and unrealized gain on investments and foreign currency       $54,825,168
                                                                               -----------
     Increase in net assets from operations                                    $54,710,767
                                                                               ===========

See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                    Six Months Ended
                                                       May 31, 1997           Year Ended
                                                        (Unaudited)      November 30, 1996
===========================================================================================
Increase in net assets:
From operations -
  Net investment loss                                $     (114,401)      $   (1,034,280)
  Net realized gain on investments and foreign
    currency transactions                                35,803,845          129,835,775
  Net unrealized gain (loss) on investments and
    foreign currency translation                         19,021,323          (34,841,347)
                                                     --------------       --------------
  Increase in net assets from operations             $   54,710,767       $   93,960,148
                                                     --------------       --------------
Distributions declared to shareholders -
  From net investment income (Class A)               $       --           $     (300,226)
  From net realized gain on investments and
    foreign currency transactions (Class A)             (35,176,024)         (13,120,408)
  From net realized gain on investments and
    foreign currency transactions (Class B)             (93,850,492)         (60,999,950)
  In excess of net investment income (Class A)               --                 (535,376)
                                                     --------------       --------------
  Total distributions declared to shareholders       $ (129,026,516)      $  (74,955,960)
                                                     --------------       --------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                   $  103,805,182       $  178,620,223
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                       119,836,430           69,743,534
  Cost of shares reacquired                            (126,962,462)        (202,733,785)
                                                     --------------       --------------
   Increase in net assets from Fund share
     transactions                                    $   96,679,150       $   45,629,972
                                                     --------------       --------------
   Total increase in net assets                      $   22,363,401       $   64,634,160
Net assets:
  At beginning of period                                581,197,319          516,563,159
                                                     --------------       --------------
  At end of period (including accumulated
    distributions in excess of net investment
    income of $158,462 and $44,061
    respectively)                                    $  603,560,720       $  581,197,319
                                                     ==============       ==============

See notes to financial statements

Financial Highlights
--------------------------------------------------------------------------------


                                                                     Year Ended November 30,
                                 Six Months Ended    --------------------------------------------------------
                                   May 31, 1997
                                    (Unaudited)           1996           1995          1994          1993*
                                 -----------------   ------------   ------------   -----------   ------------
                                        Class A
                                 -----------------
Per share data (for a share outstanding throughout each period):
Net asset value -
  beginning of period              $   18.02           $  17.67      $  13.49      $  14.75       $  14.58
                                   ----------          --------      --------      ----------     ----------
Income from investment
  operations# -
 Net investment income             $    0.04           $   0.08      $   0.11      $   0.21       $   0.03
 Net realized and unrealized
   gain (loss) on investments           1.39               2.96          4.91         (0.25)          0.14
                                   ----------          --------      --------      ----------     ----------
  Total from investment
    operations                     $    1.43           $   3.04      $   5.02      $  (0.04)      $   0.17
                                   ----------          --------      --------      ----------     ----------
Less distributions declared to
  shareholders -
 From net investment
   income                          $     --            $  (0.16)     $  (0.22)     $  (0.06)      $    --
 From net realized gain on
   investments                         (4.10)             (2.53)        (0.62)        (1.16)           --
                                   ----------          --------      --------      ----------     ----------
  Total distributions
    declared to shareholders       $   (4.10)          $  (2.69)     $  (0.84)     $  (1.22)      $    --
                                   ----------          --------      --------      ----------     ----------
Net asset value - end of
   period                          $   15.35           $  18.02      $  17.67      $  13.49       $  14.75
                                   ==========          ========      ========      ==========     ==========
Total return[dbldag]                   10.31%++           19.76%        39.51%        (0.47)%         5.01%+
Ratios (to average net assets)/Supplemental data:
 Expenses##                             1.30%+             1.31%         1.27%         1.12%          0.91%+
 Net investment income                  0.50%+             0.47%         0.67%         1.59%          1.67%
Portfolio turnover                        63%               112%           91%           50%            70%+
Average commission rate###          $  0.0255           $ 0.0387      $    --       $    --        $    --
Net assets at end of period
  (000 omitted)                     $ 184,232           $150,261      $ 88,119      $  2,608       $    196

  *For the period from the commencement of offering of Class A shares,
   September 7, 1993, to November 30, 1993.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to November 30, 1992, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
dbldag]Total returns for Class A shares do not include the applicable sales charge. If the sales charge had been included, the results would have been lower.


See notes to financial statements

--------------------------------------------------------------------------------


                                                                     Year Ended November 30,
                                 Six Months Ended    --------------------------------------------------------
                                   May 31, 1997
                                 (Unaudited)              1996           1995          1994           1993
                                 -----------------   ------------   ------------   -----------   ------------
                                        Class B
                                 -----------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                        $   17.96           $  17.56       $  13.37      $  14.72       $  14.83
                                   ----------          ----------     --------      ----------     --------
Income from investment
  operations# -
 Net investment income
   (loss)                          $   (0.02)          $  (0.06)      $   0.01      $   0.04       $   0.03
 Net realized and unrealized
   gain (loss) on investments           1.40               2.97           4.85         (0.23)          0.50
                                   ----------          ----------     --------      ----------     --------
  Total from investment
    operations                     $    1.38           $   2.91       $   4.86      $  (0.19)      $   0.53
                                   ----------          ----------     --------      ----------     --------
Less distributions declared to
  shareholders -
 From net investment
   income                          $     --            $    --        $  (0.05)     $     --**     $  (0.02)
 From net realized gain on
   investments                         (3.94)             (2.51)         (0.62)        (1.16)         (0.62)
                                   ----------          ----------     --------      ----------     --------
  Total distributions
    declared to shareholders       $   (3.94)          $  (2.51)      $  (0.67)     $  (1.16)      $  (0.64)
                                   ----------          ----------     --------      ----------     --------
Net asset value - end of
  period                           $   15.40           $  17.96       $  17.56      $  13.37       $  14.72
                                   ==========          ==========     ========      ==========     ========
Total return                            9.83%++           18.84%         38.16%        (1.52)%         3.70%
Ratios (to average net assets)/Supplemental data:
 Expenses##                             2.04%+             2.13%          2.14%         2.18%          2.15%
 Net investment income
   (loss)                              (0.25)%+          (0.38)%          0.08%         0.32%          0.10%
Portfolio turnover                        63%               112%            91%           50%            70%
Average commission rate###         $  0.0255           $ 0.0387       $     --      $     --       $     --
Net assets at end of period
  (000 omitted)                    $ 419,328           $430,936       $428,445      $384,504       $454,089

 **The per share distribution from net investment income on Class B shares was
   $0.00312.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to November 30, 1992, are based on average shares outstanding.
 ##For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.


See notes to financial statements

--------------------------------------------------------------------------------


Year Ended November 30,                1992           1991          1990           1989           1988         1987**
---------------------------------   ----------   ------------   -----------   ------------   ------------   ------------
                                    Class B
                                    ----------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                          $  13.27     $  11.29       $  12.05      $   9.38       $   7.59       $   7.50
                                     --------     --------       --------      --------       --------       ----------
Income from investment
  operations -
 Net investment income               $   0.02     $   0.10       $   0.18      $   0.17       $   0.12       $   0.04
 Net realized and unrealized
   gain (loss) on investments            2.61         2.15          (0.75)         2.63           1.76           0.06
                                     --------     --------       --------      --------       --------       ----------
  Total from investment
    operations                       $   2.63     $   2.25       $  (0.57)     $   2.80       $   1.88       $   0.10
                                     --------     --------       --------      --------       --------       ----------
Less distributions declared to
  shareholders -
 From net investment income          $    --      $  (0.14)      $  (0.19)     $  (0.13)      $  (0.09)      $  (0.01)
 From net realized gain on
   investments                          (1.07)       (0.13)           --            --             --             --
                                     --------     --------       --------      --------       --------       ----------
  Total distributions declared
    to shareholders                  $  (1.07)    $  (0.27)      $  (0.19)     $  (0.13)      $  (0.09)      $  (0.01)
                                     --------     --------       --------      --------       --------       ----------
Net asset value - end of period      $  14.83     $  13.27       $  11.29      $  12.05       $   9.38       $   7.59
                                     ========     ========       ========      ========       ========       ==========
Total return                            20.61%       20.22%         (4.80)%       30.11%         24.79%          1.41%+
Ratios (to average net assets)/Supplemental data:
 Expenses                                2.24%        2.28%          2.38%         2.46%          2.17%          2.26%+
 Net investment income                   0.18%        0.75%          1.56%         1.56%          1.34%          0.36%+
Portfolio turnover                         65%          86%            68%           58%            93%           139%
Net assets at end of period
  (000 omitted)                       $436,561     $317,375       $226,245      $202,861       $130,961       $ 88,471

**For the period from the commencement of investment operations, December 29,
   1986, to November 30, 1987.
 +Annualized.


See notes to financial statements

--------------------------------------------------------------------------------


                                                                     Period Ended
                                                                    May 31, 1997***
                                                                      (Unaudited)
                                                                    ----------------
                                                                          Class I
                                                                    ----------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $   13.99
                                                                      ----------
Income from investment operations# -
 Net investment income                                                $    0.06
 Net realized and unrealized gain (loss) on investments                    1.31
                                                                      ----------
  Total from investment operations                                    $    1.37
                                                                      ----------
Less distributions declared to shareholders -
 From net investment income                                           $    --
 From net realized gain on investments                                     --
                                                                      ----------
  Total distributions declared to shareholders                        $    --
                                                                      ----------
Net asset value - end of period                                       $   15.36
                                                                      ==========
Total return                                                               9.79%++
Ratios (to average net assets)/Supplemental data:
 Expenses##                                                                1.08%+
 Net investment income                                                     0.91%+
Portfolio turnover                                                           63%
Average commission rate###                                                0.0255
Net assets at end of period (000 omitted)                              $       1

***For the period from the commencement of offering of Class I shares, January
   2, 1997, to May 31, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to November 30, 1992, is based on average shares outstanding.
 ##For the periods ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

Notes to Financial Statements (Unaudited)

(1) Business and Organization
MFS Capital Growth Fund (the Fund) is a diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. On contract settlement date the gains or losses are recorded as realized foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee was computed daily and paid monthly at an annual rate of 0.75% of average daily net assets.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $5,878 for the six months ended May 31, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $18,296 for the six months ended May 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers, and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $32,588 for the six months ended May 31, 1997. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the six months ended May 31, 1997, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $46,525 for Class B shares, for the six months ended May 31, 1997. Fees incurred under the distribution plans during the six months ended May 31, 1997, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended May 31, 1997, were $467 and $120,085 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $309,732,905 and $326,279,561, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


Aggregate cost                     $  508,573,938
                                   ==============
Gross unrealized appreciation      $  108,302,038
Gross unrealized depreciation      $  (20,825,992)
                                   --------------
Net unrealized appreciation        $   87,476,046
                                   ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                           Six Months Ended May 31, 1997     Year Ended November 30, 1996
                          ------------------------------- ----------------------------------
                                 Shares         Amount               Shares            Amount
                          -------------- ----------------   ---------------- -----------------
Shares sold                  4,522,229   $  67,119,816          5,081,001    $   84,871,838
Shares issued to
 shareholders in
 reinvestment of
 distributions               2,243,772      31,300,586            808,554        12,468,050
Shares transferred to
 Class I                           (14)           (202)             --              --
Shares reacquired           (3,101,660)    (45,448,434)        (2,540,176)      (42,196,319)
                           -----------   -------------       ------------    --------------
Net increase                 3,664,327      52,971,766          3,349,379        55,143,569
                           -----------   -------------       ------------    --------------

Class B Shares

                              Six Months Ended May 31, 1997       Year Ended November 30, 1996
                            ---------------------------------- -----------------------------------
                                     Shares          Amount               Shares             Amount
                            ---------------- -----------------   ---------------- ------------------
Shares sold                     2,447,415    $   36,469,310          5,593,976    $    93,748,385
Shares issued to
 shareholders in
 reinvestment of
 distributions                  6,305,963        88,535,844          3,699,918         57,275,484
Shares reacquired              (5,511,484)      (81,295,221)        (9,692,478)      (160,537,466)
                             ------------    --------------       ------------    ---------------
Net increase (decrease)         3,241,894        43,709,933           (398,584)        (9,513,597)
                             ------------    --------------       ------------    ---------------

Class I Shares

                                Period Ended May 31, 1997*
                            ----------------------------------
                                     Shares          Amount
                            ---------------- -----------------
Shares sold                        14,566           215,854
Shares transferred from
 Class A                               14               202
Shares reacquired                 (14,547)         (218,605)
                             ------------     -------------
Net increase (decrease)                33            (2,549)
                             ------------     -------------

*For the period from the commencement of offering of Class I shares, January 2, 1997, to May 31, 1997.

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended May 31, 1997, was $2,154.

(7) Financial Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at May 31, 1997, is as follows:

Forward Foreign Currency Exchange Contracts -



                      Settlement       Contracts to      In Exchange     Contracts      Net Unrealized
                           Date      Deliver/Receive            for       At Value      Depreciation
                      ------------   -----------------   -------------   ------------   ---------------
Sales         GBP     9/30/97        9,252,406           15,133,401      15,069,855         (63,546)
Purchases     GBP     8/26/97        4,626,203            7,574,713       7,569,416          (5,297)
                                                                                           --------
                                                                                            (68,843)
                                                                                           ========

At May 31, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.










         ------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.


24